The transition to a holding company structure described in this document involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court's judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transition to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

Appendix to the Reference Documents for

the Notice of Convocation of

the 119th Annual General Meeting of Shareholders

Share Transfer Plan Exhibit 2	2
Business Report	58
Nonconsolidated Financial Statements	82
Consolidated Financial Statements	86
Audit Report	90

THE IYO BANK, LTD.

1

Share Transfer Plan Exhibit 2-(i)-1

The Iyo Bank, Ltd. First Share Options

1.	Name of share options

The Iyo Bank, Ltd. First Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the Allotment Date of share options multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 16, 2011 to July 15, 2041.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

2

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death .

3

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

4

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 15, 2011

End of document

5

Share Transfer Plan Exhibit 2-(i)-2

Iyogin Holdings, Inc. First Share Options

1.	Name of share options

Iyogin Holdings, Inc. First Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 15, 2041.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
6

(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

7

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

8

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

9

Share Transfer Plan Exhibit 2-(ii)-1

The Iyo Bank, Ltd. Second Share Options

1.	Name of share options

The Iyo Bank, Ltd. Second Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 18, 2012 to July 17, 2042.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

10

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

11

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

12

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 17, 2012

End of document

13

Share Transfer Plan Exhibit 2-(ii)-2

Iyogin Holdings, Inc. Second Share Options

1.	Name of share options

Iyogin Holdings, Inc. Second Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 17, 2042.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

14

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

15

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

16

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

17

Share Transfer Plan Exhibit 2-(iii)-1

The Iyo Bank, Ltd. Third Share Options

1.	Name of share options

The Iyo Bank, Ltd. Third Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 17, 2013 to July 16, 2043.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

18

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

19

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

20

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 16, 2013

End of document

21

Share Transfer Plan Exhibit 2-(iii)-2

Iyogin Holdings, Inc. Third Share Options

1.	Name of share options

Iyogin Holdings, Inc. Third Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 16, 2043.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

22

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

23

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

24

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

25

Share Transfer Plan Exhibit 2-(iv)-1

The Iyo Bank, Ltd. Fourth Share Options

1.	Name of share options

The Iyo Bank, Ltd. Fourth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 17, 2014 to July 16, 2044.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

26

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

27

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

28

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 16, 2014

End of document

29

Share Transfer Plan Exhibit 2-(iv)-2

Iyogin Holdings, Inc. Fourth Share Options

1.	Name of share options

Iyogin Holdings, Inc. Fourth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 16, 2044.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

30

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

31

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

32

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

33

Share Transfer Plan Exhibit 2-(v)-1

The Iyo Bank, Ltd. Fifth Share Options

1.	Name of share options

The Iyo Bank, Ltd. Fifth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 16, 2015 to July 15, 2045.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

34

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

35

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

36

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 15, 2015

End of document

37

Share Transfer Plan Exhibit 2-(v)-2

Iyogin Holdings, Inc. Fifth Share Options

1.	Name of share options

Iyogin Holdings, Inc. Fifth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 15, 2045.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

38

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

39

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

40

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

41

Share Transfer Plan Exhibit 2-(vi)-1

The Iyo Bank, Ltd. Sixth Share Options

1.	Name of share options

The Iyo Bank, Ltd. Sixth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 16, 2016 to July 15, 2046.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

42

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

43

11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

44

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 15, 2016

End of document

45

Share Transfer Plan Exhibit 2-(vi)-2

Iyogin Holdings, Inc. Sixth Share Options

1.	Name of share options

Iyogin Holdings, Inc. Sixth Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 15, 2046.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

46

6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

47

10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

48

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

49

Share Transfer Plan Exhibit 2-(vii)-1

The Iyo Bank, Ltd. Seventh Share Options

1.	Name of share options

The Iyo Bank, Ltd. Seventh Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Bank’s common stock.

However, if the Bank conducts a share split (including gratis allotment of common shares of the Bank; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Bank carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Bank may adjust the number of shares to be granted as deemed necessary by the board of directors of the Bank.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Necessity of payment of money in exchange for share options

The amount to be paid shall be the option price per share calculated based on the Black-Scholes model as of the share option Allotment Date multiplied by the number of shares underlying one share option; provided, however, that such amount to be paid shall be offset by directors’ claims for remuneration against the Bank in lieu of payment of money in accordance with Article 246(2) of the Companies Act, and no payment of money shall be required.

4.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

5.	Period during which share options can be exercised

The period from July 15, 2017 to July 14, 2047.

However, if the final day of the exercise period falls on a holiday of the Bank, the exercise period shall end on the immediately preceding business day.

50

6.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

7.	Restrictions on acquisition of share options by assignment

The approval of the Bank’s board of directors is required for an acquisition of share options by assignment.

8.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 10 below or the provisions of the share option allotment agreement, the Bank may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Bank.
(ii)	If any of the following proposals A, B, or C are approved at the Bank’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Bank), on a date separately determined by the board of directors of the Bank, the Bank may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Bank is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Bank becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Bank becomes a wholly owned subsidiary.

9.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

10.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Bank to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder dies, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

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11.	Delivery of share options associated with organizational restructuring activities

If the Bank undergoes a merger (limited only to cases where the Bank is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Bank becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

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(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 5 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 6(ii) above.

(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 10 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 8 above.

12.	Allotment Date for the share options

July 14, 2017

End of document

53

Share Transfer Plan Exhibit 2-(vii)-2

Iyogin Holdings, Inc. Seventh Share Options

1.	Name of share options

Iyogin Holdings, Inc. Seventh Share Options

2.	Class and quantity of shares underlying the share options

The number of shares underlying one share option shall be 100 shares of the Company’s common stock.

However, if the Company conducts a share split (including gratis allotment of common shares of the Company; the same applies with respect to references to a share split below) or share consolidation of common stock after the allotment date for the share options (the “Allotment Date”), the number of shares to be granted for share options that have not been exercised at the time of such share split or share consolidation will be adjusted by the following calculation.

Number of shares after adjustment = Number of shares before adjustment × Ratio of share split or share consolidation

In addition to the above, if the Company carries out a merger, company split, share exchange, or share transfer after the Allotment Date, or there is any similar situation in which it is necessary to adjust the number of shares to be granted, the Company may adjust the number of shares to be granted as deemed necessary by the board of directors of the Company.

Any fraction of less than one share resulting from the aforementioned adjustment will be discarded.

3.	Value of assets contributed upon exercise of share options

The amount per one share issued or transferred by exercising share options shall be one yen, and it shall be the amount calculated by multiplying this by the number of shares granted.

4.	Period during which share options can be exercised

The period from October 3, 2022 to July 14, 2047.

However, if the final day of the exercise period falls on a holiday of the Company, the exercise period shall end on the immediately preceding business day.

5.	Matters concerning the increase of stated capital or capital reserves associated with the issuance of shares arising from the exercise of share options
(i)	The amount of increased stated capital associated with the issuance of shares arising from the exercise of the share options will be half the maximum amount for an increase of stated capital, etc. calculated in accordance with Article 17.1 of the Regulation on Corporate Accounting, and if a faction of less than one yen results from the calculation, this shall be rounded up.
(ii)	The increased capital reserves associated with the issuance of shares arising from the exercise of the share options will be the maximum amount for an increase of stated capital, etc. less the amount of the increased stated capital prescribed in (i) above.

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6.	Restrictions on acquisition of share options by assignment

The approval of the Company’s board of directors is required for an acquisition of share options by assignment.

7.	Share option call provisions
(i)	Prior to the exercise of share options by the share option holder, if the share options become unable to be exercised due to the provisions of Paragraph 9 below or the provisions of the share option allotment agreement, the Company may acquire the relevant share options free of charge on a date separately determined by the board of directors of the Company.
(ii)	If any of the following proposals A, B, or C are approved at the Company’s general meeting of shareholders (or, if a resolution at the general meeting of shareholders is not required, if approved by the board of directors of the Company), on a date separately determined by the board of directors of the Company, the Company may acquire share options that have not been exercised at such time free of charge.
A.	Proposal to approve a merger agreement under which the Company is the disappearing company;
B.	Proposal for approval of a split agreement or split plan in which the Company becomes a split company; or
C.	Proposal for approval of a share exchange agreement or share transfer plan in which the Company becomes a wholly owned subsidiary.

8.	Rounding-down of fractional figures

Any fraction less than one share in the number of shares to be delivered to the share option holder shall be discarded.

9.	Conditions for exercise of share options
(i)	The share option holder may exercise the share options only all at once from the day following the day of the share option holder’s loss of position either as director (excluding directors who are audit and supervisory committee members) or executive officer of the Company or The Iyo Bank, Ltd. to the 10th day (or, if the 10th day is a holiday, the next business day) from such day.
(ii)	In the event of death of the share option holder, such share option holder’s heir may exercise the share options within six months from the day following the day of the decedent’s death.

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10.	Delivery of share options associated with organizational restructuring activities

If the Company undergoes a merger (limited only to cases where the Company is extinguished through the merger), absorption-type company split, or incorporation-type company split (in both cases limited only to cases where the Company becomes the split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary company) (the above to be hereinafter collectively referred to as the “Organization Restructuring Action”), for each respective case, share options for the corporation specified under Article 236(1)(viii)(a) through (e) of the Companies Act (such corporation hereinafter referred to as the “Reorganized Corporation”) shall respectively be delivered to share option holders who hold share options that remain (the “Remaining Share Options”) immediately prior to the effective date of the Organization Restructuring Action (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date of incorporation of the corporation in the consolidation merger; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date of incorporation of the corporation in the incorporation-type company split; for a share exchange, the date the share exchange takes effect; and for share transfer, the date of incorporation of the wholly owning parent company in the share transfer; the same shall apply hereinafter); provided, however, that this will only apply if it is stipulated that share options of the Reorganized Corporation will be delivered in line with the following items in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, stock exchange agreement, or share transfer plan.

(i)	The number of share options of the Reorganized Corporation to be delivered

The same number as the number of the Remaining Share Options held by share option holders shall be respectively delivered.

(ii)	Class of shares in the Reorganized Corporation underlying the share options

Common shares of the Reorganized Corporation

(iii)	Number of shares in the Reorganized Corporation underlying the share options

Determined by correspondingly applying Paragraph 2 above upon taking into consideration of the conditions, etc. of the Organization Restructuring Action.

(iv)	Value of assets contributed upon exercise of share options

The value of the assets to be contributed when exercising share options will be the amount found by multiplying the exercise price after reorganization specified below by the number of Reorganized Corporation shares underlying the relevant share options as determined according to (iii) above. The exercise price after reorganization will be one yen for each share of the Reorganized Corporation that may be received as a result of the exercise of the delivered share options.

(v)	Exercise period of share options

The period from the later of the commencement date of the share option exercise period set forth in Paragraph 4 above or the date the Organization Restructuring Action takes effect until the last day of the share option exercise period prescribed in “Share Option Exercise Period” above.

(vi)	Matters concerning the increase of stated capital and capital reserves associated with the issuance of shares arising from the exercise of share options

Determined in accordance with Paragraph 5(ii) above.

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(vii)	Restriction on acquisition of share options by assignment

The approval pursuant to a resolution of the Reorganized Corporation’s board of directors is required for the acquisition of share options by assignment.

(viii)	Conditions for exercise of share options

Determined in accordance with Paragraph 9 above.

(ix)	Share option call provisions

Determined in accordance with Paragraph 7 above.

11.	Allotment Date for the share options

October 3, 2022

End of document

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Business Report for the 119th Fiscal Year

(from April 1, 2021 to March 31, 2022)

1. Matters Concerning the Current Status of the Bank

(1)	Progress and results of business, etc.

Major business areas of the Bank

The Bank offers deposit services, lending services, exchange services, securities services, and trust services at its branches and headquarters and conducts sales activities that are closely connected to local communities. The Bank is also actively engaged in consulting services such as business matching, start-up support, business succession support, and M&A.

Financial and economic environment

The Japanese economy partly recovered during the current period as the impact of COVID-19 lessened due to vaccination progress. On the other hand, economic uncertainty increased mainly due to the emergence of geopolitical risks including the Ukraine situation, soaring raw material prices, and fluctuations in the financial and capital markets. It is expected to take some time for the economy to fully recover.

The economy in Ehime Prefecture, like the nation as a whole, started to recover gradually. However, some concerns exist such as deterioration in corporate profitability mainly due to soaring raw material prices and restrictions on supply, as well as a cooling of consumer sentiment and spending.

Progress and results of business

Under these circumstances, the Bank endeavored to fulfill our long-term vision, to become “a corporate group that continues to create and provide new value,” set in the Fiscal 2021 Medium-Term Management Plan. Specifically, the Iyo Bank Group (the Group) worked together to resolve issues for the community and customers as well as expand our business fields and strengthen profitability by deepening and evolving our DHD (Digital-Human-Digital) model that expands customer touch points with digital technologies to thoroughly streamline administrative procedures so that we can focus on customer-facing interactions.

Initiatives for vitalization of regional economy

In line with its aim of growing sustainably along with its region, the Bank has been involved in a variety of regional vitalization measures and provided support for realizing customers’ bountiful lives and business development.

For the contribution to town planning, the Bank, Kihoku-cho in Ehime, NTT DOCOMO, INC., and Iyogin Regional Economy Research Center, Inc. entered into a collaboration agreement for the promotion of digital transformation (DX) in Kihoku. The purpose of the collaboration is to build a model case for applying the smart city concept in a depopulated area by promoting effective DX. Rural areas are facing many challenges on DX. The members listed in the agreement will work together to support the DX promotion from the perspectives of information and human resources with their intellectual and human resources.

In addition, the Bank concluded a contract with Ehime Prefecture and 12 municipalities in the prefecture on the promotion of the corporate version of the hometown tax program (which allows taxpayers to make donations to their hometowns or other municipalities of their choice). We are attracting funds from outside to inside the region by introducing the outline of the tax program and regional vitalization projects of municipalities in Ehime to customers who are considering a donation. We will also strive to activate the regional economy by means such as creating public-private cooperation projects.

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The Bank has been providing ICT consulting services to help local businesses address their challenges including human resource shortage, reduction of employee overtime, and business efficiency. This ICT consulting business of the Bank was selected as one of the “distinctive initiatives of financial institutions that contribute to regional vitalization” and received an award from the Minister of State for Regional Revitalization in Japan. The Bank will continue to work on the consulting services for local companies including ICT promotion services. Furthermore, we will provide the best solution to challenges for each customer with the use of a combination of public support systems such as subsidies and institutional loans.

Head office organization

The Bank restructured its head office organization in August 2021 from the perspective of sustainability and improvement of customer experience so that it can solve the challenges of customers and local communities more comprehensively. Specifically, the Bank established the Business Marketing Division, Corporate Consulting Division, and Personal Consulting Division while reorganizing the Branch Banking Group to have the Customer Support Center (upgraded to a dedicated center) and five divisions including the International Division and Regional Vitalization Division.

The Bank also established the General Affairs Support Center in the General Affairs Division to reduce work hours, minimize errors in administrative procedures, and avoid the absence of supervision by centralizing the head office general affairs functions that were spread across the head office divisions and some branches.

In addition, we established the Business Support Department under the Credit Division to centralize customer-facing operations mainly for loan clients that need management assistance.

Bank branches and ATMs

The Bank has a broad-ranging branch network that covers 13 prefectures in Japan, the largest number of prefectures covered by a regional bank. At the same time, considering a decrease in population and the number of businesses in areas where the Bank is based, we have been working to increase customer touch points by reorganizing channels including branches.

The Bank relocated six branches to inside other neighborhood branches (Nakahama Branch in May 2021, Nakayama Branch, Kaminada Branch and Matsumaru Branch in July 2021, Ikazaki Branch in January 2022, and Miyoshi Branch in March 2022). In addition, the Bank relocated Iwamatsu Branch to inside Uwajima City Hall Tsushima Branch in May 2021.

To maintain communication with local customers, the Bank transformed Nakayama Branch and Kaminada Branch into Iyogin SMART—micro branches without accounts, where ATM installation, business days, business hours, and operations handled are limited but customer-facing staff are available for various consultations.

We have also worked to enhance opportunities to provide value that only people can bring, which will allow us to address challenges for customers such as asset management and borrowing. More specifically, our 33 branches extended hours for consultation until 5 p.m. on weekdays for customer convenience.

Furthermore, the Bank released AGENT, a smartphone app that realizes “a bank on your palm” in June 2021. AGENT allows users to get the same experience at their homes as they would at bank counters. The key feature of the app is video chat, which enables users to complete procedures online such as changing an address and opening a new bank account while listening to bank staff’s explanation. The Bank is the first in Japan to implement such a system. We will further sophisticate the app considering it as a new channel that can provide the same customer experience as we do in-person at counters regardless of where users are.

The number of the Bank’s out-of-store ATMs is 185 (as of the end of the fiscal 2021, excluding convenience store ATMs), the largest number in Ehime Prefecture. We also offer a no-fee service when using other banks’ ATMs in collaboration with regional banks in Shikoku (Awa Bank, Hyakujushi Bank, and Shikoku Bank), Hiroshima Bank, San-in Godo Bank, JA EHIME KENSHINREN, and agricultural cooperatives in Ehime Prefecture.

Products and services

The Bank offers loan products for customers introducing sustainable management, of which social awareness is growing. We started to offer “ESG/SDGs finance” and “green bonds” in April 2021. We make loans of both products depending on how the money is spent and the goals of the customer after evaluation by external evaluation organizations. In accordance with a guideline developed by the Ministry of the Environment, such evaluation is conducted on new investment that considers the reduction of environmental impact and content of the investment and initiatives of the customer that takes into account such a reduction. Through both products, the Bank will help our customers advance their sustainable management and contribute to sustainable growth of local communities.

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The Bank also implemented initiatives on consulting services. With an aging population, diversification of family structures, and growing interest in end-of-life planning, we receive requests from customers who want to use their inheritance to benefit local communities or support local welfare provision. In response to such requests, the Bank developed a system to donate inheritance using inheritance-related products and services in line with an agreement concluded with partners including Ehime Prefecture and Matsuyama City.

In October 2021, the Bank introduced LIFE PALETTE, a life plan simulation tool, as an initiative using digital technologies. LIFE PALETTE allows users to design and review their life plans by inputting future life events. We will further improve it to be used more easily and conveniently by using digital technologies with the aim of providing high value-added financial services.

Sustainability initiatives

To fulfill our social responsibility for sustainable local communities, we will proactively work to address social issues related to ESG (environment, society, and governance). In addition, based on our corporate credo, “Creating a bright and prosperous future for the region,” we will continue to strive to solve those challenges through business and social contribution activities.

For environmental protection, the Bank endorsed in February 2021 the Task Force on Climate-related Financial Disclosures (TCFD) to contribute to the realization of a lower-carbon society while assuming the risks that climate change poses to our customers and the Bank. We are making progress steadily through initiatives such as setting goals of reduction of CO2 emissions and sustainable financing and disclosing them.

In February 2022, the Bank entered into a collaboration agreement with Shikoku Electric Power Company, Incorporated to help local communities and businesses mainly in Ehime Prefecture implement initiatives toward carbon neutrality. The Bank views addressing climate change issues as one of its material management challenges. We will not only strive to reduce greenhouse gases emitted by us but also provide powerful support for carbon neutrality measures for the entire local communities.

As an initiative to address society challenges, the Bank concluded the business alliance agreement on promotion of regional revitalization with ANA Akindo Co., Ltd. in August 2021. With the Bank’s network and the ANA group’s sales channels and human resources in and outside Japan, we will endeavor to disseminate information about Ehime Prefecture, develop products using local resources, and expand sales channels.

As a strategy for governance, the Bank has adopted the Group Chief Officer System since April 2021 for the purpose of further strengthening the Group’s management control structure and conducting strategic initiatives across the Group. In addition, the Bank partially amended its Articles of Incorporation and abolished the advisor/consultant system to reinforce the corporate governance.

Special benefit program for shareholders

We have a special benefit program for shareholders as a way of responding to the daily support of our shareholders and with the aims of making it more appealing to buy shares in the Bank and ensuring that greater numbers of people hold shares in the Bank.

Under this program, shareholders listed or recorded in the Shareholder Register who hold no less than 100 shares and less than 1,000 shares as of March 31 each year will receive a special gift (Imabari towel), and shareholders holding 1,000 shares or more can select one of the following options: “Shareholder Special Time Deposit,” “Ehime Prefecture Special Product or TSUBASA Alliance Jointly Planned Specialty Goods,” or “Donation to The Japanese Red Cross Society.”

IR activities and ratings

We strove to provide vigorous disclosure even in the COVID-19 pandemic to increase management transparency. For example, the Bank held live-streaming annual results briefings for analysts and institutional investors for the first time.

To provide an objective understanding for shareholders, suppliers, and investors of our creditworthiness, the Bank has obtained a high rate from external rating agencies, with an “AA” rating by Japan Credit Rating Agency (JCR), an influential Japanese credit rating agency, an “A+” rating by Rating and Investment (R&I), and an “A-” rating by Standard & Poor’s (S&P), a global credit rating agency.

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Compliance and risk management

With respect to legal compliance, we have stipulated in “Iyo Bank Group Culture Code 2021,” established in April 2021, that compliance is the major premise that supports the Group’s corporate credo and long-term vision. We endeavor to strengthen our legal compliance system by having all officers and employees share their awareness of the matter and deepen their understanding.

As for risk management, we created our system in a way that requires active involvement of management, and aim to ensure balanced, sustainable growth and soundness by formulating risk management plan, managing risks based on risk category, and monitoring. Also, we regularly review our business continuity structure in order to appropriately respond to the spread of infectious diseases such as COVID-19, natural disasters such as the Nankai Trough earthquake and heavy rainfall, and cyberattacks.

Amidst the initiatives described above, we received the strong support of our shareholders and business partners. As a result of devoting the collective strengths of the Iyo Bank Group to our business performance, we have achieved the following business results.

Business performance

Deposits, etc.

The term-end balance of deposits, including NCDs, increased ¥131.4 billion over the previous fiscal year-end to ¥6,654.1 billion.

Loans

The term-end balance of loans increased 69.5 billion yen over the previous fiscal year-end to ¥5,068.8 billion.

Securities

The balance of securities at the end of the fiscal year decreased ¥204.0 billion over the previous fiscal year-end to ¥1,686.4 billion.

Total assets

The balance of total assets at the end of the fiscal year increased ¥5.8 billion over the previous fiscal year-end to ¥8,512.6 billion.

Profit/loss

Ordinary revenue increased ¥9,714 million over the previous fiscal year-end to ¥114,142 million, mainly due to increases in other operating income and other income as a result of the sale of securities such as cross-shareholdings. Ordinary expenses decreased ¥1,744 million over the previous fiscal year to ¥78,907 million, mainly due to a decrease in general and administrative expenses as well as a decrease in other expenses mainly due to a decrease in provision of reserve for loan losses. As a result, ordinary income increased ¥11,458 million to ¥35,234 million, while profit increased ¥7,981 million to ¥24,660 million.

On consolidated basis, the capital ratio (Basel III standards) stood at 14.32%.

Issues to be addressed

Economic uncertainty is growing due to the prolonged impact by COVID-19, geopolitical risks including the Ukraine situation, and soaring raw material prices. In addition, the Bank is facing drastic changes in the management environment including the structural socioeconomic changes due to Japan’s shrinking and aging population, advancement of digitalization, and the need to respond to carbon neutrality.

We started the Fiscal 2021 Medium-Term Management Plan in April 2021 amid this environment. In the plan, we set our long-term vision to become “a corporate group that continues to create and provide new value” to achieve sustainable growth and improve corporate value while adapting to changes in the management environment. To realize the vision, we need to become a company that is continued to be chosen by our customers and grows with the community amid the environment where challenges and needs of customers are diversifying. For this, the Bank has adopted a new group management system to transform it to a holding company so that it can provide the community and customers with various value by working together across the Group.

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We will continue to be committed to the development and growth of local communities by fulfilling our corporate credo, “Create a bright and prosperous future for the region,” based on which we maintain sound management, strengthen our capabilities, and survive sustainably. In these endeavors, we ask for the ongoing support of our stockholders.

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(2)	Assets and profit/loss

(Millions of yen)

	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021
Deposits	5,247,121	5,265,664	5,983,164	6,041,857
Time deposits	2,090,907	2,035,332	2,063,018	2,056,884
Other	3,156,213	3,230,332	3,920,146	3,984,973
Loans and bills discounted	4,550,809	4,756,637	4,999,333	5,068,841
For individuals	1,072,463	1,124,311	1,158,974	1,174,073
For SMEs	2,273,605	2,402,691	2,569,841	2,634,699
Other	1,204,740	1,229,633	1,270,517	1,260,068
Trading account securities	349	727	649	525
Securities	1,573,300	1,707,613	1,890,539	1,686,455
Japanese government bonds	444,402	335,009	188,537	99,975
Municipal bonds	252,660	266,319	290,331	294,005
Other	876,237	1,106,285	1,411,671	1,292,474
Total assets	7,140,776	7,764,961	8,506,787	8,512,616
Domestic exchange transaction volume	35,109,595	36,483,573	34,214,172	32,985,409
Foreign exchange transaction volume	(Millions of dollars) 20,228	(Millions of dollars) 22,646	(Millions of dollars) 23,460	(Millions of dollars) 21,666
Ordinary income	26,349	26,581	23,776	35,234
Profit	18,262	18,502	16,679	24,660
Basic net income per share	yen sen 57.71	yen sen 58.45	yen sen 52.67	yen sen 77.84
Trust property	621	580	517	1,066
Management fees	3	2	2	3
Notes:	1. The amounts presented are rounded down to the nearest million.
2.	“Basic net income per share” is calculated by dividing profit by the average number of shares outstanding during the year.
3.	Changes in the consolidated financial results are as follows:

(Millions of yen)

	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021
Ordinary revenue	126,286	126,506	124,817	133,971
Ordinary income	28,658	29,413	26,172	38,239
Profit attributable to owners of parent	18,527	18,922	18,088	26,417
Comprehensive income	6,339	29,249	82,678	(4,587)
Total net assets	648,327	671,848	741,240	731,798
Total assets	7,165,655	7,795,554	8,550,739	8,544,797

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(3)	Employees
As of March 31, 2022
Number of employees	2,881
Average age	38 years and 3 months
Average length of service	14 years and 5 months
Average monthly salary	¥379 thousand
Notes:	1. The average age, average length of service, and average monthly salary are rounded down to the nearest respective unit.
2.	The number of employees does not include the numbers of temporary employees and contract employees.
3.	The average monthly salary is the average amount of salary for March excluding a bonus.

(4)	Branches, etc.
i	Number of branches
		As of March 31, 2022
		(Number of agencies)
Ehime Prefecture	118	(9)
Kagawa Prefecture	5	( –)
Kochi Prefecture	1	( –)
Tokushima Prefecture	1	( –)
Fukuoka Prefecture	2	( –)
Oita Prefecture	6	( –)
Yamaguchi Prefecture	1	( –)
Hiroshima Prefecture	5	( –)
Okayama Prefecture	3	( –)
Hyogo Prefecture	2	( –)
Osaka Prefecture	3	( –)
Aichi Prefecture	1	( –)
Tokyo	2	( –)
Total in Japan	150	(9)
Singapore	1	( –)
Total outside Japan	1	( –)
Total	151	(9)
Notes:	1. 22 branches (of which three (3) agencies) out of the total number of branches are operated inside branches (i.e., branch-in-branch).
2.	Other than the branches listed above, we have one (1) internet branch.
3.	Other than the branches listed above, we have overseas representative offices and out-of-store ATMs as shown below as of the end of the current fiscal year.

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As of current fiscal year-end
Overseas representative offices	2 locations
Out-of-store ATMs	50,154 locations

The above number of out-of-store ATM locations includes 49,969 locations of co-op out-of-store ATMs (hereinafter “convenience store ATMs”) through alliances with E-net Co., Ltd., Lawson Bank, Inc., and Seven Bank, Ltd.

ii	Branches opened during the current fiscal year

Name	Location
Nakayama Agency in Gunchu Branch	364-1 Ushi, Nakayama-cho Nakayama, Iyo, Ehime
Kaminada Branch in Gunchu Branch	5712-4 Kou, Futami-cho Kaminada, Iyo, Ehime
Notes:	1. Six (6) branches were relocated to inside other neighborhood branches (i.e., branch-in-branch) during the current fiscal year.
2. Nine (9) out-of-store ATMs were newly installed and four were removed (excluding convenience store ATMs) during the current fiscal year.

iii	List of bank agencies

Not applicable

iv	Bank agency services, etc. operated by the Bank

Not applicable

(5)	Capital investments
i	Total amount of capital investment

(Millions of yen)
Total amount of capital investment	5,953

ii	New installation, etc., of significant equipment

(Millions of yen)
Details	Amount
Establishment of Shirasagi Dormitory	260

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(6)	Material parent company and subsidiaries, etc.
i	Parent company

Not applicable

ii	Subsidiaries, etc.

Name	Location	Main business	Capital (Millions of yen)	Percentage of the voting rights of subsidiaries, etc. held by the Bank	Others
Iyogin Leasing Company Limited	2-5-41, Ote-machi, Matsuyama, Ehime	Leasing business, Loan business	80	45.00%	–
Iyogin Computer Service Company Limited	2-2-5, Takasago-machi, Matsuyama, Ehime	Commissioned business for information processing, software development business	10	50.00%	–
The Iyogin Credit Guaranty Company Limited	4-12-1, Sanban-cho, Matsuyama, Ehime	Loan guarantee business for housing and customer loans	30	49.00%	–
The Iyogin Business Service Company Limited	1, Minami-horibata-cho, Matsuyama, Ehime	Cash management and examination business, large bill collection business, ATM maintenance business	10	100.00%	–
Iyogin Capital Company Limited	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in stocks, bonds, etc., operation of investment funds	320	7.81%	–
Iyogin Regional Economy Research Center, Inc.	5-10-1, Sanban-cho, Matsuyama, Ehime	Business of research and study on industry, economy, and finance; management consulting business; business of education services including training courses	30	15.00%	–
Iyogin DC Card Co., Ltd.	4-12-1, Sanban-cho, Matsuyama, Ehime	Credit card business, guarantee business	50	34.00%	–
Shikoku Alliance Securities Co., Ltd.	5-10-1, Sanban-cho, Matsuyama, Ehime	Securities business	3,000	100.00%	–
Iyogin Challenge & Smile Co., Ltd.	2-2-5, Takasago-machi, Matsuyama, Ehime	Business of manufacture of office supplies	10	100.00%	–
Iyogin Venture Fund Corporation Limited IV	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in startups	500	-%	–
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Name	Location	Main business	Capital (Millions of yen)	Percentage of the voting rights of subsidiaries, etc. held by the Bank	Others
Iyogin Venture Fund Corporation Limited V	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in startups	500	-%	–
Iyogin Venture Fund Corporation Limited VI	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in startups	1,000	–%	–
Iyo Evergreen Sixtiary Industrialization Support Fund Investment Business Limited Partnership	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in business entities in the sixth-order industry	618	–%	–
Iyo Evergreen Agriculture Support Fund Investment Business Limited Partnership	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in agricultural corporations	196	–%	–
Iyo Evergreen Agriculture Support Fund II Investment Business Limited Partnership	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in agricultural corporations	21	–%	–
Iyo Evergreen Business Succession Support Fund Investment Business Limited Partnership	1, Minami-horibata-cho, Matsuyama, Ehime	Business of investment in business successors	279	–%	–

Notes:	1.	Capital is rounded down to the nearest unit.
	2.	The subsidiaries subject to consolidated accounting is the 16 material subsidiaries, etc. shown above. The Bank has no affiliate subject to the equity method. Ordinary revenue for the current fiscal year amounted to ¥133,971 million (an increase of ¥9,154 million year on year) and profit attributable to owners of parent amounted to ¥26,417 million (an increase of ¥8,329 million year on year).

Overview of important business alliances

1.	Through an alliance of 62 regional banks, the Bank offers inter-banking ATM services (called “ACS”) including cash withdrawals.
2.	Through an alliance of 62 regional banks, city banks, trust banks, member banks of the Second Association of Regional Banks, credit unions, credit associations, agricultural cooperative foundations, JF marine banks (including the Norinchukin Bank and other credit unions), worker’s credit unions, the Bank offers services including inter-banking ATM services (called “MICS”) including cash withdrawals.
3.	Through Chigin Network Service Co., Ltd. (CNS), a company jointly owned by 62 regional banks, services between business partners such as general fund transfers, account-to-account transfers, and transfer of various data including deposit and withdrawal transaction details are available via data transmission.
4.	The Bank exchanged a basic agreement on the TSUBASA Alliance with The Chiba Bank, Ltd., Daishi Hokuetsu Bank, Ltd., The Chugoku Bank, Ltd., The Toho Bank, Ltd., North Pacific Bank, Ltd., The Musashino Bank, Ltd., THE SHIGA BANK, LTD., Bank of The Ryukyus, Limited, and The Gunma Bank, Ltd.
5.	Four regional banks, namely, The Iyo Bank, Ltd., The Awa Bank, Ltd., The Hyakujushi Bank, Ltd., and The Shikoku Bank, Ltd. entered into a comprehensive tie-up agreement of Shikoku Alliance with the aim of vitalizing the Shikoku region.

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(7)	Business transfer, etc.

Not applicable

(8)	Other important matters concerning the current status of the Bank

Not applicable

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2.       Company Officers (Directors)

(1)	Company officers

(As of March 31, 2022)

Name	Position and responsibilities	Significant concurrent positions	Other
Iwao Otsuka	Chairman

Chairman, Ehime Industrial Promotion Foundation

Chairman, the Matsuyama Corporation Association

Chairman, the Ehime Corporation Association

Chairman, the City of Matsuyama Chamber of Commerce & Industry

Chairman, the Ehime Prefectural Federation of Chambers of Commerce and Industry

Director (Audit and Supervisory Committee Member) (Outside), Shikoku Electric Power Company, Incorporated

Kenji Miyoshi	President (Representative Director) (Overall operations, General Secretariat, Tokyo Representative Office, Internal Audit Division)	Chairman, Ehime Bankers Association
Kenji Takata	Deputy President (Representative Director) (Overall operations, Financial Market Business Office)
Kensei Yamamoto	Managing Director (General Affairs Division, Risk Management Division, Customer Satisfaction Enhancement Office, Compliance Division)
Masamichi Ito	Managing Director (Credit Division, Ship Finance Division, Customer Loan Center)
Hiroshi Nagata	Managing Director (General Planning Division, Public Relations & CSR Office, Human Resources Division, Funds Operation & Securities Division)

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Hirohisa Senba

Managing Director, General Manager, Branch Banking Group

(Branch Banking Group [Business Marketing Division, Corporate Consulting Division, Personal Consulting Division, Customer Support Center, International Division, Regional Vitalization Division])

Tetsuo Takeuchi	Director Serving as Audit and Supervisory Committee Member (Standing)	Director (Audit and Supervisory Committee Member) (Outside), Daiki Axis Co., Ltd.
Kaname Saeki	Director Serving as Audit and Supervisory Committee Member (Outside)	Director and Advisor, IYOTETSU Group Co., Ltd. Representative Director and Chairman, Matsuyama Development Co., Ltd.
Junko Miyoshi	Director Serving as Audit and Supervisory Committee Member (Outside)	Chairman, Ability Center inc.
Keiji Joko	Director Serving as Audit and Supervisory Committee Member (Outside)
Yuichi Ohashi	Director Serving as Audit and Supervisory Committee Member (Outside)	Director, Minamimatsuyama Hospital Eye Center, Social Medical Corporation Jinyuukai
Yoriko Noma	Director Serving as Audit and Supervisory Committee Member (Outside)	Partner, Miyakezaka Sogo Law Offices Audit & Supervisory Board Member (Outside), AJIS Co., Ltd. Director (Outside), Wellco Holdings Co., Ltd.	Note 1
Notes:	1.	Ms. Yoriko Noma, Director Serving as Audit and Supervisory Committee Member, is qualified as an attorney-at-law.
2.	As shown above, the Standing Audit and Supervisory Committee Member has been selected. The reason for this selection is to enhance the effectiveness of audit and supervision by the Audit and Supervisory Committee through the person, who is well-versed in the operations and business of banks, sharing information and knowledge with all the Audit and Supervisory Committee Members, which are obtained by attending important meetings, closely cooperating with the Accounting Auditor and the Internal Audit Division, etc.

Reference

The Bank has an executive officer system. The name, position, and responsibilities of executive officers are as follows:

As of March 31, 2022

Name	Position and responsibilities
Kenji Morioka	Senior Managing Executive Officer Responsible for local industries, Branch Banking Group
Keijiro Joko	Senior Managing Executive Officer Responsible for Operations Management Division and Systems Development Division

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Shinya Fujita	Managing Executive Officer President, Iyogin Leasing Company Limited
Yasuji Fujita	Managing Executive Officer Imabari Group Head General Manager, Imabari Branch General Manager, Nakahama Branch General Manager, Chikami Branch
Koichi Kihara	Managing Executive Officer Deputy General Manager, Branch Banking Group
Kazuya Chikata	Managing Executive Officer General Manager, Internal Audit Division
Yoshiki Kume	Managing Executive Officer Responsible for local industries, Branch Banking Group
Shinichi Doi	Executive Officer General Manager, Compliance Division
Seiji Komoda	Executive Officer General Manager, Osaka Branch
Toshiki Hamaguchi	Executive Officer General Manager, Hiroshima Branch
Yasumi Inada	Executive Officer General Manager, Systems Development Division
Naoaki Fujita	Executive Officer General Manager, Funds Operation & Securities Division
Norihiko Kawasaki	Executive Officer General Manager, Corporate Consulting Division
Takashi Tokunaga	Executive Officer General Manager, Head Office, Business Department
Kazushige Yano	Executive Officer General Manager, International Division General Manager, International Business Department, International Division
Masahiko Kimura	Executive Officer General Manager, Tokyo Branch General Manager, Financial Market Business Office
Nobuyuki Sasaki	Executive Officer Niihama Group Head General Manager, Niihama Branch General Manager, Noborimichi Branch
Takeshi Watanabe

Executive Officer

General Manager, Human Resources Division

General Manager, Diversity & Inclusion Promotion Department, Human Resources Division

General Manager, Wellness Management Promotion Department, Human Resources Division

President, Iyogin Challenge & Smile Co., Ltd.

Takashi Sagayama	Executive Officer General Manager, Business Marketing Division

(2)	Compensation, etc. for company officers
A.	Matters concerning the policy for determining the details of compensation, etc. for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members)
(a)	Method for deciding on the policy for determining the details of compensation, etc. for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members)

The policy for determining compensation, etc. for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) (the “Determination Policy”) was proposed at the Management Deliberation Committee meeting held on June 29, 2021, received opinions that it would be fair and reasonable, and was resolved at the Board of Directors meeting held on the same day. The Management Deliberation Committee is positioned as a voluntary compensation advisory committee, comprising the Representative Directors, Chairman, and Directors Serving as Audit and Supervisory Committee Members, the majority of which are Independent Outside Directors.

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(b)	Outline of the Determination Policy

Compensation for Directors (excluding Directors Serving as Audit and Supervisory Committee Members) consists of monetary compensation, which consists of basic compensation and performance-linked compensation, etc., and non-monetary compensation, etc. to enhance the linkage between compensation and the Bank’s performance and shareholder profit. In determining compensation for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members), the Bank’s basic policy is to maintain the appropriate levels, considering the responsibilities of each position, etc. The Bank has set an appropriate ratio of compensation by type in a way that compensation works as a sound incentive toward sharing value with shareholders and achieving sustainable growth while ensuring the linkage with performance so as to encourage individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) to help increase performance. To ensure the objectivity and transparency of compensation for Directors (excluding Directors Serving as Audit and Supervisory Committee Members), the President prepared a written proposal for compensation for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) within the amount not exceeding the annual maximum amount of compensation and the maximum number of points, which were resolved at a General Meeting of Shareholders. The Management Deliberation Committee then deliberated the proposal and submitted a report, and the Board of Directors resolved the compensation with due regard to the report of the committee.

(c)	Reason why the Board of Directors determined that the details of compensation, etc. for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) for the current fiscal year are in line with the Determination Policy

In determining the details of compensation, etc. for individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members), the Management Deliberation Committee examined the written proposal for compensation from multiple perspectives, including its consistency with the Determination Policy. In principle, the Board of Directors paid due regard to the report of the committee and determined that the details of compensation, etc. are in line with the Determination Policy.

B. Total amount of compensation, etc. for Directors

(Millions of yen)
Category	Number of persons to be paid	Compensation, etc.	Total amount of compensation, etc. by type
			Basic compensation	Performance-linked compensation, etc.	Non-monetary compensation, etc.
Directors (excluding Directors Serving as Audit and Supervisory Committee Members)	9	314	195	34	84
Directors Serving as Audit and Supervisory Committee Members	9	54	54	–	–
Notes:	1. The number of persons to be paid and compensation, etc. above include two (2) Directors (excluding Directors Serving as Audit and Supervisory Committee Members) and three (3) Directors Serving as Audit and Supervisory Committee Members who retired at the Annual General Meeting of Shareholders held on June 29, 2021.
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2.	Performance-linked compensation, etc. consists of a short-term incentive, which is linked to the Bank’s performance, and a medium-term incentive, which is linked to the qualitative evaluation of individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members). The amount of the short-term incentive of individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) is calculated by multiplying the basic amount to be paid, which is determined based on non-consolidated core business gross profit, non-consolidated core business net income, and profit attributable to owners of parent as metrics, by points to be allocated according to their positions. The reason why the Bank selected these performance metrics is that they represent the Bank’s overall earnings power based on not only its non-consolidated performance but also its consolidated performance. For the current fiscal year, non-consolidated core business gross profit was ¥84,545 million, non-consolidated core business net income was ¥35,459 million, and profit attributable to owners of parent was ¥26,417 million. The amount of the medium-term incentive of individual Directors (excluding Directors Serving as Audit and Supervisory Committee Members) is calculated by multiplying the basic amount to be paid according to their positions by the multiplier calculated based on the qualitative evaluation of how they have helped achieve targets set in the Medium-Term Management Plan and how far they have fulfilled their responsibilities during each fiscal year.
3.	Non-monetary compensation, etc. is a share-based payment given to Directors (excluding Directors Serving as Audit and Supervisory Committee Members) based on a share-based payment system using a trust established by the Bank by contributing money (the “Trust”). Under the system, the Trust acquires the Bank’s shares and delivers the number of shares equivalent to the number of points granted by the Bank to Directors (excluding Directors Serving as Audit and Supervisory Committee Members).
4.	At the Annual General Meeting of Shareholders held on June 26, 2015, the annual maximum amount of compensation, etc. to be paid to Directors (excluding Directors Serving as Audit and Supervisory Committee Members) was resolved to be not more than ¥330 million (excluding employees’ salaries to be paid to Directors who concurrently serve as employees), and the annual maximum amount of compensation, etc. to be paid to Directors Serving as Audit and Supervisory Committee Members was resolved to be not more than ¥85 million. The numbers of Directors (excluding Directors Serving as Audit and Supervisory Committee Members) and Directors Serving as Audit and Supervisory Committee Members associated with this resolution are seven (7) and six (6) , respectively.

Separately from the aforementioned maximum amount of compensation, etc. to be paid to Directors (excluding Directors Serving as Audit and Supervisory Committee Members), the Bank introduced a share-based payment system at the Annual General Meeting of Shareholders held on June 28, 2018. The maximum amount of money to be contributed to the trust established under the share-based payment system was resolved to be ¥600 million for the first trust period of about three years. If the trust period is extended, the maximum amount of such money was resolved to be the amount calculated by multiplying the number of years extended by ¥200 million. The number of Directors (excluding Directors Serving as Audit and Supervisory Committee Members) associated with this resolution is six (6).

5.	Compensation for Directors Serving as Audit and Supervisory Committee Members is only basic compensation from the perspective of ensuring the validity of audit and supervision duties. After discussions among Directors Serving as Audit and Supervisory Committee Members, the amount of compensation is determined by standing and part-time employment, not exceeding the total amount of compensation resolved at the General Meeting of Shareholders, given the segregation of audit duties, etc.

(3)	Agreement on limitation of liability
Name	Outline of agreement on limitation of liability
Tetsuo Takeuchi
Kaname Saeki	As provided for in Article 423, Paragraph 1 of the Companies Act, these officers shall be liable for damages up to the minimum liability amount stipulated in the Act when they execute their duties in good faith and without gross negligence.
Junko Miyoshi
Keiji Joko
Yuichi Ohashi
Yoriko Noma

(4)	Indemnity agreement

Not applicable

73

(5)	Matters concerning directors’ and officers’ liability insurance (D&O Insurance) contract
Insured	Outline of directors’ and officers’ liability insurance contract
Directors and Executive Officers of the Bank	The Bank has entered into a directors’ and officers’ liability insurance (D&O Insurance) contract with an insurance company pursuant to Article 430-3, Paragraph 1 of the Companies Act to cover damages that may arise from the insured directors assuming liability in connection with the execution of their duties or through receiving claims pertaining to the pursuit of such liability (the insurance premiums are paid by the Bank). Provided, however, that there are certain exemptions: for example, damages caused as a result of knowingly engaging in conduct that is in violation of laws and regulations shall not be covered.

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3.       Outside Officers

(1)	Concurrent positions and other status of outside officers
Name	Concurrent positions and other status
Kaname Saeki Director Serving as Audit and Supervisory Committee Member

Director and Advisor, IYOTETSU Group Co., Ltd.

(There are ordinary finance transactions between the Bank and the company.)

Representative Director and Chairman, Matsuyama Development Co., Ltd.

(There are ordinary finance transactions between the Bank and the company. There are also transactional relationships between the Group and the company for facility usage, etc.)

Junko Miyoshi Director Serving as Audit and Supervisory Committee Member

Chairman, Ability Center Inc.

(There are ordinary finance transactions between the Bank and the company. There are also transactional relationships between the Group and the company for staffing services, etc.)

Keiji Joko Director Serving as Audit and Supervisory Committee Member	Not applicable
Yuichi Ohashi Director Serving as Audit and Supervisory Committee Member	Director, Minamimatsuyama Hospital Eye Center, Social Medical Corporation Jinyuukai (There are ordinary finance transactions between the Bank and the corporation.)
Yoriko Noma Director Serving as Audit and Supervisory Committee Member

Partner, Miyakezaka Sogo Law Offices

(There is no matter that should be indicated between the Bank and the offices.)

Audit & Supervisory Board Member (Outside), AJIS Co., Ltd.

(There is no matter that should be indicated between the Bank and the company.)

Director (Outside), Wellco Holdings Co., Ltd.

(There is no matter that should be indicated between the Bank and the company.)

(2)	Main activities of outside officers
Name	Term of office	Attendance at Board of Directors meetings	Statements made at Board of Directors meetings and other activities
Kaname Saeki	9 years and 10 months	He attended 14 out of 14 Board of Directors meetings, 15 out of 15 Audit and Supervisory Committee meetings, and 5 out of 5 Management Deliberation Committee meetings held during the current fiscal year.	He has been engaged in the management of IYOTETSU Group Co., Ltd. for many years, and has a wealth of experience and high-level insight on corporate management and organizational operation. He was expected to fulfill his role of supervising the business execution of the Bank primarily in the view of business strategies, risk management and a stronger governance structure, and he actively made statements about business strategies to be implemented under the holding company structure and other topics based on his expertise in the Board of Directors meetings and other key meetings. As a member of the Management Deliberation Committee, he also supervised the business execution of the Bank through the analysis and examination of the personnel affairs and compensation of Executive Directors.

75

Name	Term of office	Attendance at Board of Directors meetings	Statements made at Board of Directors meetings and other activities
Junko Miyoshi	5 years and 10 months	She attended 14 out of 14 Board of Directors meetings, 15 out of 15 Audit and Supervisory Committee meetings, and 5 out of 5 Management Deliberation Committee meetings held during the current fiscal year.	She founded Ability Center Inc., a staffing agency, and has been engaged in the management of the agency for many years. She has a wealth of experience and broad insight as a female founder and business leader. She was expected to fulfill her role of supervising the business execution of the Bank primarily in the view of diversity and inclusion promotion, including women’s active participation and advancement in the workplace, and human resource development, and she actively made statements about how to make female employees become a vital part of workforce and other matters based on her expertise in the Board of Directors meetings and other key meetings. As a member of the Management Deliberation Committee, she also supervised the business execution of the Bank through the analysis and examination of the personnel affairs and compensation of Executive Directors.
Keiji Joko	2 years and 10 months	He attended 14 out of 14 Board of Directors meetings, 15 out of 15 Audit and Supervisory Committee meetings, and 5 out of 5 Management Deliberation Committee meetings held during the current fiscal year.	He held important positions including the Deputy Governor of Ehime prefecture and Chairman of Ehime Guarantee, and has a wealth of experience and expertise on local public administration and organizational operation. He was expected to fulfill his role of supervising the business execution of the Bank from an objective perspective by drawing on his experience and expertise, and he actively made statements about the roles the Bank should play for regional development and other topics based on his expertise in the Board of Directors meetings and other key meetings. As a member of the Management Deliberation Committee, he also supervised the business execution of the Bank through the analysis and examination of the personnel affairs and compensation of Executive Directors.

76

Name	Term of office	Attendance at Board of Directors meetings	Statements made at Board of Directors meetings and other activities
Yuichi Ohashi	10 months	He attended 11 out of 11 Board of Directors meetings, 11 out of 11 Audit and Supervisory Committee meetings, and 3 out of 3 Management Deliberation Committee meetings held after assuming office.	He held important positions including the President of Ehime University and Director of Ehime University Hospital, and has a wealth of experience and high-level insight on organizational operation and industry-academia collaboration, as well as advanced expertise in the educational field. He was expected to fulfill his role of supervising the business execution of the Bank from an objective perspective by drawing on his experience and expertise, and he actively made statements about the development of startups through industry-academia collaboration and other topics based on his expertise in the Board of Directors meetings and other key meetings. As a member of the Management Deliberation Committee, he also supervised the business execution of the Bank through the analysis and examination of the personnel affairs and compensation of Executive Directors.
Yoriko Noma	10 months	She attended 11 out of 11 Board of Directors meetings, 11 out of 11 Audit and Supervisory Committee meetings, and 3 out of 3 Management Deliberation Committee meetings held after assuming office.	She has a wealth of experience, high-level insight, and advanced expertise on corporate legal affairs as an attorney. She was expected to fulfill her role of supervising the business execution of the Bank from an objective perspective by drawing on her experience and expertise, and she actively made statements about the right to system modifications, the treatment of technology talent, and other topics based on her expertise in the Board of Directors meetings and other key meetings. As a member of the Management Deliberation Committee, she also supervised the business execution of the Bank through the analysis and examination of the personnel affairs and compensation of Executive Directors.

(3)	Compensation, etc. of outside officers
(Millions of yen)
	Number of persons to be paid	Compensation, etc. from the Bank	Compensation, etc. from the parent company of the Bank and other entities
Total amount of compensation, etc.	7	32	–

(4)	Statements made by outside officers

Not applicable

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4.       Status of Shares

(1)	Number of shares

Total number of shares authorized to be issued     600,000 thousand shares

Total number of shares issued                                323,775 thousand shares

Note: The numbers of shares less than one thousand shares are rounded down.

(2)	Number of shareholders as of fiscal year-end 29,397 persons

(3)	Major shareholders
Name	Number of shares held and shareholding ratio
	Number of shares held (Thousand shares)	Shareholding ratio
The Master Trust Bank of Japan, Ltd.	36,008	11.32%
Custody Bank of Japan, Ltd	32,807	10.31%
Nippon Life Insurance Company	8,878	2.79%
Meiji Yasuda Life Insurance Company	8,867	2.78%
DAIO KAIUN CO., LTD.	6,000	1.88%
Sumitomo Forestry Co., Ltd.	5,911	1.85%
SUMITOMO LIFE INSURANCE COMPANY	5,415	1.70%
Employee stock ownership of Iyo Bank	4,985	1.56%
Sompo Japan Insurance Inc.	4,293	1.35%
IYOTETSU Group Co., Ltd.	3,844	1.20%
Notes:	1. The number of shares held less than one thousand shares are rounded down.
2.	The shareholding ratio is rounded down to two decimal places.
3.	The shareholding ratio is calculated after deducting the shares of treasury stock (5,776,482 shares).
4.	The number of shares held by The Master Trust Bank of Japan, Ltd. associated with trust services is 36,008 thousand shares. The breakdown of which is 35,308 thousand shares in the trust account and 700 thousand shares in the retirement benefit trust account.
5.	The number of shares held by Custody Bank of Japan, Ltd associated with trust services is 32,807 thousand shares. The breakdown of which is 25,359 thousand shares in the trust account, 6,049 thousand shares in the retirement benefit trust account, 182 thousand shares in the pension trust account, 196 thousand shares in the pension tokkin (a type of corporate investment fund managed by a trust bank) account, and 1,019 thousand shares in the securities investment trust account.

(4)	Shares held by officers
	Number of persons receiving shares	Number of shares (types of shares and number of shares by type)
Directors (excluding Directors Serving as Audit and Supervisory Committee Members)	2	Common stock: 42,900 shares
Note:	Pursuant to a resolution passed at the Annual General Meeting of Shareholders held on June 28, 2018, the Bank introduced a share-based payment system (the “System”). The table above shows the number of shares delivered to retired Directors under the System.

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5.       Accounting Auditor

(1)	Accounting auditor’s name, audit fees, etc.

(Millions of yen)
Name	Audit fees, etc. for the current fiscal year	Other
KPMG AZSA LLC Kazuhiro Matsuyama Designated Engagement Partner Ryosuke Koike Designated Engagement Partner	73	Note 2 and Note 3
Notes:	1.	Total amount of cash and other profits payable by the Bank, its subsidiaries, its subsidiary corporations, and other entities to the accounting auditor: ¥83 million

In the audit agreement between the Bank and accounting auditor, the amount of fees for audit under the Companies Act is not clearly distinguished from audit under the Financial Instruments and Exchange Act, and it is impractical to distinguish between these two types of fees. Therefore, the amount above is the sum of these two types of fees.

2.	The Bank paid fees to the accounting auditor for advisory services concerning a sophisticated level of risk management system, which are services other than those provided in Article 2, Paragraph 1 of the Certified Public Accountants Act.
3.	The Audit and Supervisory Committee obtained necessary information and received reports from Directors, divisions and departments involved within the Bank, and the accounting auditor, confirmed how they performed their duties and the fees paid to them in prior periods, and carried out necessary examinations to see whether the details of the accounting audit plan for the current fiscal year and the grounds for the calculation of estimated fees were appropriate. As a result of deliberation, the committee deemed them appropriate and obtained consent on the amount of fees, etc. payable to the accounting auditor as provided in Article 399, Paragraph 1 of the Companies Act.

(2)	Agreement on limitation of liability

Not applicable

(3)	Indemnity agreement

Not applicable

(4)	Other matters concerning the accounting auditor

Policy on determination of dismissal or non-reappointment of accounting auditor

In case the accounting auditor falls under any one of the items of Article 340, Paragraph 1 of the Companies Act, the Audit and Supervisory Committee shall dismiss the accounting auditor upon consent of all Audit and Supervisory Committee Members as necessary. In this case, an Audit and Supervisory Committee Member appointed by the Audit and Supervisory Committee shall report the dismissal of the accounting auditor and the reason for it at the first General Meeting of Shareholders convened after the dismissal.

Even if the accounting auditor does not fall under any one of the items above, but the Audit and Supervisory Committee deems that it needs to change the accounting auditor, considering the way they perform their duties, the Bank’s audit system, and other matters, the committee shall decide on the details of a proposal for dismissal or non-reappointment of the accounting auditor to be submitted at a General Meeting of Shareholders.

Therefore, the Audit and Supervisory Committee shall evaluate the accounting auditor according to the Evaluation Standards for Accounting Auditor established by the committee.

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6.	Basic Policy for How Persons Controlling Decisions on Bank’s Financial and Business Policies Should Be

Not applicable

7.	Matters Concerning Specified Wholly Owned Subsidiaries

Not applicable

8.	Matters Concerning Transactions with Parent Company and Other Entities

Not applicable

9.	Matters Concerning Accounting Advisor

Not applicable

10.	Other

Policy concerning the exercise of authority granted to the Board of Directors as provided in the Bank’s Articles of Incorporation if it stipulates so pursuant to Article 459, Paragraph 1 of the Companies Act

The Bank’s basic policy is to strive to maintain its management base by enhancing financial soundness with internal reserves with the public mission of banks in mind while maintaining stable dividends considering its business results and operating environment.

Based on this basic policy, the year-end dividend for the current fiscal year is ¥8 per share. Since the Bank paid the interim dividend of ¥8 per share for the interim period, this brings total dividends for the current fiscal year to ¥16 per share.

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Reference: Cross-shareholdings
The Bank discloses the following in its Corporate Governance Report according to Principle 1.4 Cross-Shareholdings of the Corporate Governance Code.

When the Bank holds shares of other listed companies for policy purposes, for example, maintaining and strengthening business relationships or cooperative relationships with such companies, it seeks to fully analyze risks and returns and manage shares appropriately.
The Bank verifies the reasonableness of cross-shareholdings from both investment and policy aspects. From the investment aspect, the Bank evaluates whether or not RORA calculated based on shares, deposit and loan transactions, and others is commensurate with cost of shareholders’ equity calculated using the CAPM and dividend growth model. From the policy aspect, the Bank evaluates whether or not business with such companies has expanded as initially expected.
The Bank brings the results of such verification on all shares for each company to the Board of Directors at least once a year. If a cross-shareholding is deemed to lack reasonable grounds, the Bank negotiates with the cross-shareholder to make terms and conditions more favorable for the Bank. If terms and conditions do not become more favorable, the Bank will sell shares after gaining full understanding of the cross-shareholder.
The Bank decides on whether to exercise voting rights as to its cross-shareholdings based on the basic idea “whether the exercise of voting rights can help both the Bank and cross-shareholder achieve sustainable growth and generate medium- to long-term corporate value” according to the standards for exercising voting rights provided in the Bank’s internal rules, with reference to the standards for exercising voting rights of voting advisory firms and institutional investors.

Based on the above policy, the Bank has reduced cross-shareholdings as follows:

Changes in cross-shareholdings

	March 31, 2019	March 31, 2020	March 31, 2021	March 31, 2022
Number of issues	329	328	322	308
Purchase cost (Millions of yen)	99,273	97,741	96,737	92,549
Balance sheet amount (Millions of yen)	291,724	279,802	358,602	318,399

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Non-consolidated Financial Statements

(April 1, 2021–March 31, 2022)

Non-consolidated Balance Sheet at the End of the 119th Fiscal Year

(As of March 31, 2022)

(In millions of yen)

Description	Amount	Description	Amount
(Assets)		(Liabilities)
Cash and due from banks	1,513,960	Deposits	6,041,857
Cash	52,483	Current deposits	325,604
Due from banks	1,461,476	Ordinary deposits	3,288,880
Monetary claims purchased	6,211	Savings deposits	108,303
Trading account securities	525	Deposits at notice	22,197
Trading government bonds	525	Time deposits	2,041,504
Money held in trust	1,507	Installment savings	15,380
Securities	1,686,455	Other deposits	239,986
Japanese Government bonds	99,975	Negotiable certificates of deposit	612,275
Municipal bonds	294,005	Call money	7,343
Corporate bonds	112,689	Payables under repurchase agreements	74,232
Equity securities	348,138	Payables under securities lending transactions	139,898
Other securities	831,646	Borrowed money	744,751
Loans and bills discounted	5,068,841	Borrowings from other banks	744,751
Bills discounted	13,673	Foreign exchange	1,837
Loans on bills	13,495	Foreign bills sold	1,793
Loans on deeds	4,398,319	Foreign bills payable	44
Overdrafts	643,353	Borrowed money from trust account	554
Foreign exchange	11,310	Other liabilities	74,540
Due from foreign banks (our accounts)	11,106	Domestic exchange settlement account, credit	10
Foreign bills bought	46	Income taxes payable	4,173
Foreign bills receivable	157	Accrued expenses	2,267
Other assets	121,272	Unearned revenue	1,713
Prepaid expenses	1,297	Reserve for interest on installment savings	0
Accrued income	5,734	Financial derivatives	53,208
Initial margins of future markets	2,612	Cash collateral received for financial instruments	6,503
Financial derivatives	26,830	Lease liabilities	2,235
Cash collateral paid for financial instruments	35,983	Asset retirement obligations	46
Other	48,813	Other	4,380
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Description	Amount	Description	Amount
Tangible fixed assets	71,531	Accrued employees’ bonuses	1,613
Buildings	16,958	Employees’ severance and retirement benefits	12,286
Land	48,613	Reserve for losses on repayment of dormant bank accounts	1,175
Leased assets	2,040	Reserve for contingent losses	881
Construction in progress	415	Reverse for share-based payments	413
Other tangible fixed assets	3,503	Deferred tax liabilities	67,142
Intangible fixed assets	9,397	Deferred taxes on revaluation excess	9,520
Software	7,442	Acceptances and guarantees	28,396
Other intangible fixed assets	1,954	Total liabilities	7,818,723
Prepaid pension costs	26,954	(Net assets)
Customers’ liabilities for acceptances and guarantees	28,396	Common stock	20,948
Reserve for loan losses	(33,749)	Capital surplus	10,480
		Legal capital surplus	10,480
		Retained earnings	459,330
		Legal retained earnings	20,948
		Other retained earnings	438,382
		Reserve for tax purpose reduction entry	2,035
		General reserve	410,594
		Retained earnings brought forward	25,752
		Treasury stock	(6,103)
		Total stockholders’ equity	484,656
		Valuation difference on available-for-sale securities	188,816
		Net deferred gains (losses) on derivatives under hedge accounting	1,152
		Land revaluation excess	19,058
		Total valuation and translation adjustments	209,027
		Stock acquisition rights	208
		Total net assets	693,892
Total assets	8,512,616	Total liabilities and net assets	8,512,616

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Non-consolidated Statement of Income at the End of the 119th Fiscal Year

(April 1, 2021 - March 31, 2022)

(In millions of yen)

Description	Amount
Ordinary income		114,142
Interest and dividend income	75,457
Interest on loans and discounts	48,929
Interest and dividends on securities	24,506
Interest on call loans	(0)
Interest on deposits with banks	1,693
Other interest income	328
Trust fees	3
Fees and commissions	12,621
Fees and commissions on domestic and foreign exchanges	3,265
Other fees and commissions	9,355
Other operating income	18,776
Gain on foreign exchange transactions	3,861
Gain on sale of bonds	12,978
Gain on financial derivatives	1,936
Other income	7,282
Recoveries of written off receivables	564
Gain on sale of equity securities	5,451
Gain on money held in trust	13
Other	1,252
Ordinary expenses		78,907
Interest expenses	3,001
Interest on deposits	1,468
Interest on negotiable certificates of deposit	60
Interest on call money	17
Interest on payables under repurchase agreements	70
Interest on payables under securities lending transactions	78
Interest on borrowings and rediscounts	224
Interest expenses on interest rate swaps	1,021
Other interest expenses	59
Fees and commissions	6,325
Fees and commissions on domestic and foreign exchanges	1,007
Other fees and commissions	5,317
84

Description	Amount
Other operating expenses	15,257
Net loss on trading securities transactions	8
Loss on sale of bonds	15,211
Loss on devaluation of bonds	38
General and administrative expenses	47,240
Other expenses	7,082
Provision of reserve for loan losses	4,498
Write-off of loans	0
Loss on sale of equity securities	1,783
Loss on devaluation of equity securities	208
Loss on money held in trust	63
Other	528
Ordinary profit		35,234
Extraordinary income		19
Gain on disposal of noncurrent assets	19
Extraordinary losses		482
Loss on disposal of noncurrent assets	60
Impairment losses	421
Income before income taxes		34,771
Income taxes - current	9,404
Income taxes - deferred	706
Total taxes		10,110
Profit		24,660

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Consolidated Financial Statements

(April 1, 2021–March 31, 2022)

Consolidated Balance Sheet at the End of the 119th Fiscal Year

(As of March 31, 2022)

(In millions of yen)

Description	Amount	Description	Amount
(Assets)		(Liabilities)
Cash and due from banks	1,514,760	Deposits	6,021,850
Monetary claims purchased	6,211	Negotiable certificates of deposit	604,275
Trading account securities	525	Call money and bills sold	7,343
Money held in trust	5,767	Payables under repurchase agreements	74,232
Securities	1,681,624	Payables under securities lending transactions	139,898
Loans and bills discounted	5,046,997	Borrowed money	750,302
Foreign exchange	11,310	Foreign exchange	1,837
Lease receivables and investment assets	29,992	Borrowed money from trust account	554
Other assets	136,839	Other liabilities	86,086
Tangible fixed assets	72,507	Accrued employees’ bonuses	1,781
Buildings	17,142	Net defined benefit liability	10,712
Land	48,774	Reserve for losses on repayment of dormant bank accounts	1,175
Leased assets	1,576	Reserve for contingent losses	881
Construction in progress	415	Reverse for share-based payments	413
Other tangible fixed assets	4,598	Reserve under the special laws	3
Intangible fixed assets	9,424	Deferred tax liabilities	73,730
Software	7,460	Deferred taxes on revaluation excess	9,520
Other intangible fixed assets	1,963	Acceptances and guarantees	28,396
Net defined benefit asset	37,842	Total liabilities	7,812,998
Deferred tax assets	197	(Net assets)
Customers’ liabilities for acceptances and guarantees	28,396	Common stock	20,948
Reserve for loan losses	(37,600)	Capital surplus	20,289
		Retained earnings	468,487
		Treasury stock	(4,871)
		Total stockholders’ equity	504,854
		Valuation difference on available-for-sale securities	190,431
		Net deferred gains (losses) on derivatives under hedge accounting	1,152

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Description	Amount	Description	Amount
		Land revaluation excess	19,058
		Remeasurements of defined benefit plans	8,973
		Total accumulated other comprehensive income	219,616
		Stock acquisition rights	208
		Non-controlling interests	7,119
		Total net assets	731,798
Total assets	8,544,797	Total liabilities and net assets	8,544,797

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Consolidated Statement of Income at the End of the 119th Fiscal Year

(April 1, 2021–March 31, 2022)

(In millions of yen)

Description	Amount
Ordinary income		133,971
Interest and dividend income	75,698
Interest on loans and discounts	48,852
Interest and dividends on securities	24,816
Interest on call loans and bills bought	(0)
Interest on deposits with banks	1,693
Other interest income	334
Trust fees	3
Fees and commissions	14,411
Other operating income	36,656
Other income	7,201
Recoveries of written off receivables	569
Other	6,631
Ordinary expenses		95,731
Interest expenses	3,017
Interest on deposits	1,468
Interest on negotiable certificates of deposit	60
Interest on call money and bills sold	17
Interest on payables under repurchase agreements	70
Interest on payables under securities lending transactions	78
Interest on borrowings and rediscounts	239
Other interest expenses	1,082
Fees and commissions	5,032
Other operating expenses	30,522
General and administrative expenses	49,771
Other expenses	7,387
Provision of reserve for loan losses	4,302
Other	3,085
Ordinary profit		38,239
Extraordinary income		19
Gain on disposal of noncurrent assets	19
Extraordinary losses		482
Loss on disposal of noncurrent assets	60
Impairment losses	421
Provision of reserve for financial products transaction liabilities	0

88

Description	Amount
Income before income taxes		37,776
Income taxes - current	10,302
Income taxes - deferred	847
Total taxes		11,149
Profit		26,626
Profit attributable to non-controlling interests		208
Profit attributable to owners of parent		26,417

This Notice of Convocation of the 119th Annual General Meeting of Shareholders is an English translation of the Japanese version of the Notice of Convocation of the 119th Annual General Meeting of Shareholders.

Note that the Japanese version of the Notice of Convocation of the 119th Annual General Meeting of Shareholders has attached to it an Independent Auditor’s Report with an unqualified opinion provided by KPMG AZSA LLC with regard to the non-consolidated and consolidated financial statements prepared by The Iyo Bank, Ltd. in accordance with the Companies Act of Japan.

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Audit and Supervisory Committee’s Audit Report (duplicated copy)

Audit Report

(English Translation)

The Audit and Supervisory Committee audited the performance of duties by the Directors for the 119th fiscal year from April 1, 2021 to March 31, 2022, and hereby reports the method and results of the audit.

1.	Summary of Auditing Methods

The Audit and Supervisory Committee received reports periodically from Directors and employees about the details of Board of Directors’ resolutions concerning the matters set forth in Article 399-13, Paragraph 1, Item 1 (b) and (c), of the Companies Act, as well as the establishment and application of the internal control system based on such resolutions, requested explanations as necessary, expressed opinions, and conducted audits by the following methods.

(i)	In conformity with the Audit and Supervisory Committee Auditing Standards established by the Audit and Supervisory Committee and in accordance with the audit policies, the allocation of duties, and other matters, cooperating with the Bank’s Internal Audit Division and the internal control division, each Audit and Supervisory Committee Member attended important meetings, received reports on the status of performance of duties from Directors and employees, requested explanations as necessary, examined important approval documents, etc., and inspected the status of the banking affairs and assets of the head office and primary branches. Each Audit and Supervisory Committee Member also sought to communicate and exchange information with Directors, Auditors and other relevant personnel of subsidiaries, and received reports on business from the subsidiaries as necessary.
(ii)	Each Audit and Supervisory Committee Member oversaw and verified whether the Accounting Auditor maintained its independence and properly conducted its audit, received reports on the status of performance of duties from the Accounting Auditor, and requested explanations as necessary. Each Audit and Supervisory Committee Member was notified by the Accounting Auditor that it had established a “system to ensure that the performance of duties of the Accounting Auditor was properly conducted” (the matters listed in the items of Article 131 of the Regulations on Corporate Accounting) in accordance with the “Quality Control Standards for Audits” (Business Accounting Council on October 28, 2005), and requested explanations as necessary.

Based on the above-described methods, each Audit and Supervisory Committee Member examined the business report and the supplementary schedules thereto, the non-consolidated financial statements (non-consolidated balance sheet, non-consolidated statement of income, non-consolidated statement of changes in net assets, and notes to non-consolidated financial statements) and the supplementary schedules thereto, as well as the consolidated financial statements (consolidated balance sheet, consolidated statement of income, consolidated statement of changes in net assets, and notes to consolidated financial statements), for the fiscal year under review.

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2.	Results of Audit

(1)       Results of Audit of Business Report and Other Relevant Documents

(i)	We acknowledge that the business report and the supplementary schedules thereto fairly present the status of the Bank in conformity with the applicable laws and regulations and the Articles of Incorporation of the Bank.
(ii)	We acknowledge that no misconduct or material fact constituting a violation of any law or regulation or the Articles of Incorporation of the Bank was found with respect to the performance of duties by the Directors.
(iii)	We acknowledge that the Board of Directors’ resolutions with respect to the internal control system are appropriate. We did not find any matter to be mentioned with respect to the descriptions in the business report and the performance of duties by the Directors concerning the internal control system.

(2)       Results of Audit of Non-Consolidated Financial Statements and Supplementary Schedules

We acknowledge that the methods and results of audit performed by the Accounting Auditor, KPMG AZSA LLC, are appropriate.

(3)       Results of Audit of Consolidated Financial Statements

We acknowledge that the methods and results of audit performed by the Accounting Auditor, KPMG AZSA LLC, are appropriate.

May 13, 2022

Audit and Supervisory Committee, THE IYO BANK, LTD.

Audit and Supervisory Committee Member	Tetsuo Takeuchi
Audit and Supervisory Committee Member	Kaname Saeki
Audit and Supervisory Committee Member	Junko Miyoshi
Audit and Supervisory Committee Member	Keiji Joko
Audit and Supervisory Committee Member	Yuichi Ohashi
Audit and Supervisory Committee Member	Yoriko Noma

Note:	Audit and Supervisory Committee Members Kaname Saeki, Junko Miyoshi, Keiji Joko, Yuichi Ohashi, and Yoriko Noma are Outside Directors set forth in Article 2, Item 15 and Article 331, Paragraph 6 of the Companies Act.

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